                                                                     Exhibit 4.1

                                 TRUST AGREEMENT

                                     between

                     HOUSEHOLD AUTO RECEIVABLES CORPORATION

                                       and

                            WILMINGTON TRUST COMPANY

                                  Owner Trustee

                            Dated as of March 1, 1998



                                TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
ARTICLE I        Definitions .............................................   5
                 -----------
 Section 1.1.    Capitalized Terms........................................   5
 Section 1.2.    Other Definitional Provisions............................   7
 Section 1.3.    Action by or Consent of Noteholders and
                  Certificate-holders ....................................   7
 Section 1.4.    Material Adverse Effect..................................   8

ARTICLE II       Organization.............................................   8
                 ------------
 Section 2.1.    Name.....................................................   8
 Section 2.2.    Office...................................................   8
 Section 2.3.    Purposes and Powers......................................   8
 Section 2.4.    Appointment of Owner Trustee.............................   9
 Section 2.5.    Initial Capital Contribution of Trust Estate.............   9
 Section 2.6.    Declaration of Trust.....................................   9
 Section 2.7.    Liability................................................   9
 Section 2.8.    Title to Trust Property..................................  10
 Section 2.9.    Situs of Trust...........................................  10
 Section 2.10.   Representations and Warranties of the Depositor..........  10
 Section 2.11.   Federal Income Tax Allocations...........................  12
 Section 2.12.   Covenants of the Depositor...............................  12
 Section 2.13.   Covenants of the Certificateholders......................  13

ARTICLE III      Certificates and Transfer of Interests...................  14
                 --------------------------------------
 Section 3.1.    Initial Ownership........................................  14
 Section 3.2.    The Certificates; Issuable in Series.....................  14
 Section 3.3.    Authentication of Certificates...........................  15
 Section 3.4.    Registration of Transfer and Exchange of Certificates....  15
 Section 3.5.    Mutilated, Destroyed, Lost or Stolen Certificates........  17
 Section 3.6.    Persons Deemed Certificateholders........................  17
 Section 3.7.    Access to List of Certificateholders' Names and
                  Addresses...............................................  18
 Section 3.8.    Maintenance of Office or Agency..........................  18
 Section 3.9.    ERISA Restrictions.......................................  18
 Section 3.10.   Securities Matters.......................................  18
 Section 3.11.   Payments on Owner Trust Certificates.....................  19
 Section 3.12.   Paying Agent.............................................  19

ARTICLE IV       Voting Rights and Other Actions..........................  19
                 -------------------------------
 Section 4.1.    Prior Notice to Holders with Respect to Certain
                  Matters ................................................  19
 Section 4.2.    Action by Certificateholders with Respect to
`                 Certain Matters ........................................  20
 Section 4.3.    Action by Certificateholders with Respect to
                  Bankruptcy .............................................  20

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                                       2

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                                                                            Page
                                                                            ----
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 Section 4.4.    Restrictions on Certificateholders' Power................  20
 Section 4.5.    Majority Control.........................................  21

ARTICLE V        Certain Duties...........................................  21
                 --------------
 Section 5.1.    Accounting and Records to the Noteholders,
                  Certificate-holders, the Internal Revenue Service
                  and Others .............................................  21

 Section 5.2.    Signature on Returns; Tax Matters Partner................  22
 Section 5.3.    Note Purchase Agreements.................................  22

ARTICLE VI       Authority and Duties of Owner Trustee....................  22
                 -------------------------------------
 Section 6.1.    General Authority........................................  22
 Section 6.2.    General Duties...........................................  22
 Section 6.3.    Action upon Instruction..................................  23
 Section 6.4.    No Duties Except as Specified in this Agreement or
                  in Instructions ........................................  24
 Section 6.5.    No Action Except under Specified Documents or
                  Instructions ...........................................  24
 Section 6.6.    Restrictions.............................................  24

ARTICLE VII      Concerning the Owner Trustee.............................  25
                 ----------------------------
 Section 7.1.    Acceptance of Trusts and Duties..........................  25
 Section 7.2.    Furnishing of Documents..................................  26
 Section 7.3.    Representations and Warranties...........................  26
 Section 7.4.    Reliance; Advice of Counsel..............................  27
 Section 7.5.    Not Acting in Individual Capacity........................  27
 Section 7.6.    Owner Trustee Not Liable for Certificates or
                  Receivables ............................................  28
 Section 7.7.    Owner Trustee May Own Certificates and Notes.............  28
 Section 7.8.    Payments from Owner Trust Estate.........................  28
 Section 7.9.    Doing Business in Other Jurisdictions....................  29

ARTICLE VIII     Compensation of Owner Trustee............................  29
                 -----------------------------
 Section 8.1.    Owner Trustee's Fees and Expenses........................  29
 Section 8.2.    Indemnification..........................................  29
 Section 8.3.    Payments to the Owner Trustee............................  30
 Section 8.4.    Non-recourse Obligations.................................  30

ARTICLE IX       Termination of Trust Agreement...........................  30
                 ------------------------------
 Section 9.1.    Termination of Trust Agreement...........................  30

ARTICLE X        Successor Owner Trustees and Additional Owner Trustees...  32
                 ------------------------------------------------------
 Section 10.1.   Eligibility Requirements for Owner Trustee...............  32
 Section 10.2.   Resignation or Removal of Owner Trustee..................  32
 Section 10.3.   Successor Owner Trustee..................................  33
 Section 10.4.   Merger or Consolidation of Owner Trustee.................  34

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                                       3

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 Section 10.5.   Appointment of Co-Trustee or Separate Trustee............  34

ARTICLE XI       Miscellaneous............................................  35
                 -------------
 Section 11.1.   Supplements and Amendments...............................  35
 Section 11.2.   No Legal Title to Owner Trust Estate in
                  Certificateholders .....................................  36
 Section 11.3.   Limitations on Rights of Others..........................  36
 Section 11.4.   Notices..................................................  37
 Section 11.5.   Severability.............................................  37
 Section 11.6.   Separate Counterparts....................................  37
 Section 11.7.   Assignments; Series Support Provider.....................  37
 Section 11.8.   Covenants of the Depositor...............................  38
 Section 11.9.   No Petition..............................................  38
 Section 11.10.  No Recourse..............................................  38
 Section 11.11.  Headings.................................................  38
 Section 11.12.  GOVERNING LAW............................................  38
 Section 11.13.  Master Servicer..........................................  38

                                    EXHIBITS

Exhibit A-1      Form of Owner Trust Certificate
Exhibit A-2      Form of Series Trust Certificate
Exhibit B        Form of Certificate of Trust
Exhibit C        Form of Purchaser Representation Letter
Exhibit D        Form of Transferee Representation Letter


                                                                    Exhibit 4.1


     TRUST AGREEMENT dated as of March 1, 1998 between HOUSEHOLD AUTO RECEIVABLES CORPORATION, a Nevada corporation (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

                                    ARTICLE I

                                   Definitions
                                   -----------

     Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

     "Benefit Plan" shall have the meaning assigned to such term in Section 3.9.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. as the same may be amended from time to time.

     "Certificate" means either an Owner Trust Certificate or a Series Trust Certificate.

     "Certificate Majority" means Certificateholders representing more than fifty percent of the principal amount of the Certificates. For the purpose of this definition the principal amount of the Owner Trust Certificates shall equal the Principal Balance of the Receivables included in the Unpledged Trust Estate.

     "Certificate Paying Agent" means Norwest Bank Minnesota, National Association.

     "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and the Depositor).

     "Definitive Certificates" shall mean Certificates issued in certificated, fully registered form.

     "Depositor" shall mean Household Auto Receivables Corporation in its capacity as Depositor hereunder.


     "ERISA" shall have the meaning assigned to such term in Section 3.9.

     "Expenses" shall have the meaning assigned to such term in Section 8.2.

     "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

     "Household" shall mean Household Finance Corporation.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 8.2.

     "Owner Trust Certificate" means a trust certificate evidencing the beneficial ownership interest of a Certificateholder in the entire Unpledged Trust Estate, substantially in the form of Exhibit A-1 attached hereto.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Master Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Master Sale and Servicing Agreement, each Basic Document and each Series Related Document.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities Act" shall have the meaning assigned to such term in Section
3.4.

     "Series Certificate Distribution Account" shall mean each account for each Series of Certificates designated as such and established and maintained pursuant to the relevant Series Supplement.

     "Series Trust Certificate" means a trust certificate evidencing the beneficial ownership interest of a Certificateholder in a Series Trust Estate, substantially in the form of Exhibit A-2 attached hereto.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.

     "Unpledged Trust Estate" means all of the Owner Trust Estate which is not pledged with respect to a Series.

     Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Master Sale and Servicing Agreement or, if not defined therein, in the Indenture, provided that, as used herein, Series means only those Series of Notes and Series of Certificates with respect to which the Trust is the Issuer and only such Series Trust Estates included in the Owner Trust Estate.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any Certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any Certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Action by or Consent of Noteholders and Certificate-holders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent, if any, is entitled to rely upon any such action or consent, only Notes which the Owner Trustee, the Trustee or the Trust Collateral Agent, if any, respectively, knows to be so owned shall be so disregarded.

     Material Adverse Effect . Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under any policy or other Series Support.

                                   ARTICLE II

                                  Organization
                                  ------------

     Name. There is hereby formed a trust to be known as "Household Automobile Revolving Trust I", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and each Series Supplement and the Certificates pursuant to this Agreement and each Series Supplement, and to sell the Notes;

          (ii) with the proceeds of the sale of the Notes, to fund the expense of obtaining any Series Support and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Master Sale and Servicing Agreement;

          (iii) with respect to each Series Trust Estate, to assign, grant, transfer, pledge, mortgage and convey each Series Trust Estate to the Trustee or Trust Collateral Agent, as the case may be, pursuant to the Indenture and the related Series Supplement for the benefit of the Series Secured Parties;

          (iv) to enter into and perform its obligations under the Basic Documents and the Series Related Documents with respect to each Series, in each case, to which it is a party;

          (v) to acquire, hold and manage the Owner Trust Estate;

          (vi) to make distributions on the Certificates in accordance with their respective terms;

          (vii) to own Class SV Preferred Stock of the Depositor;

          (viii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (ix) subject to compliance with the Basic Documents and the Series Related Documents with respect to each Series, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

     (b) The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement, the Basic Documents or any Series Related Documents.

     Appointment of Owner Trustee . The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Initial Capital Contribution of Trust Estate . The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1 and one share of Class SV Preferred Stock of the Depositor. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise.

     Declaration of Trust . The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents and the Series Related Documents with respect to each Series. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income tax purposes, the Trust shall be treated as a branch; provided, however, that in the event Certificates are owned by more than one Certificateholder, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall then be treated as a partnership and that, unless otherwise required by appropriate tax authorities, only after such time the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

     Liability. (a) The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     (b) No Holder, other than to the extent set forth in clause (a), shall have any personal liability for any liability or obligation of the Trust.

     Title to Trust Property . (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     (b) The holders of the Series Trust Certificates shall not have legal title to any part of the related Series Trust Estate. The Holders of the Series Trust Certificates shall be entitled to receive distributions with respect to their undivided ownership interest therein in accordance with the terms hereof and the related Series Supplement. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of any Series Trust Estate.

     Situs of Trust . The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Minnesota. Payments will be received by the Trust in Minnesota and payments will be made by the Trust from Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Master Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Representations and Warranties of the Depositor . The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates and Notes and upon which any Series Support Provider relies in providing any Series Support. Each of the following representations and warranties shall be deemed to be made on each date on which a Series Trust Estate is pledged under the Indenture.

     (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Nevada corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

     (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor.

     (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust; the Depositor has duly authorized such sale, assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

     (d) Binding Obligations. This Agreement, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Consent Required. To the best knowledge of the Depositor, no consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Basic Documents and the applicable Series Related Documents, except for such as have been obtained, effected or made or as to which a failure to obtain, effect or make would not have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

     (f) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents or any applicable Series Related Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (g) No Proceedings. To the best of the Depositor's knowledge, there are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement, any of the Basic Documents or any Series Related Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of any of the Notes or Certificates.

     Federal Income Tax Allocations . In the event that the Trust is treated as a partnership for Federal income tax purposes, net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated:

     (a) with respect to each Series, to the extent of available net income with respect to the related Series Trust Estate, among the Certificateholders of such Series as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Certificates of such Series on such date, an amount of net income up to the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for such month with respect to such Series, (ii) Certificateholders' Interest Carryover Shortfall for such month with respect to such Series, and (iii) the portion of the market discount on the related Receivables accrued during such month that is allocable to the excess of the initial aggregate principal amount of the Certificates of such Series over their initial aggregate issue price;

     with respect to the Owner Trust Certificates, available net income with respect to the Unpledged Trust estate among the Holders of the Owner Trust Certificates as of the first Record Date following the end of such month; and

     (b) to the Depositor, to the extent of any remaining net income.

If the net income of the Trust with respect to any Series for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause (c). Net losses of the Trust with respect to any Series (or with respect to the Unpledged Trust Estate), if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders of such Series, or the Holders of the

Owner Trust Certificates, as the case may be, as of the Record Date in proportion to their ownership of principal amount of Certificates of such Series on such Record Date until the principal balance of the Certificates is reduced to zero. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders of such Series, or as otherwise required by the Code.

     Covenants of the Depositor. The Depositor agrees and covenants for the benefit of each Series Secured Party and the Owner Trustee and the Trustee for the benefit of the Noteholders, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

     (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation, the Basic Documents and the Series Related Documents;

     (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

     (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

     (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

     Covenants of the Certificateholders. Each Certificateholder agrees:

          (a) to be bound by the terms and conditions of the related Certificates, of this Agreement and, with respect to the holders of Series Trust Certificates, of the related Series Supplement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee and any related Series Secured Parties;

          (b) to hereby appoint the Depositor as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust, if any, and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

          (c) if such Certificateholder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer;

          (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

          (e) that there shall not be more than 98 other holders of Certificates.

                                   ARTICLE III

                     Certificates and Transfer of Interests
                     --------------------------------------

     Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5, the Trust shall issue an Owner Trust Certificate to the Depositor having an initial principal amount of $1, and thereafter shall have a principal amount equal to the Principal Balance of the Receivables included in the Unpledged Trust Estate.

     The Certificates; Issuable in Series. (a) The Series Certificates shall be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Owner Trust Certificates shall have no restrictions as to denomination. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

     (b) No Series Trust Certificates shall be issued under this Agreement unless such Certificates have been authorized pursuant to a Series Supplement and all conditions precedent to the issuance thereof, as specified in the related Series Supplement shall have been satisfied. All Series Trust Certificates of each Series issued under this Agreement shall be in all respects entitled to the benefits hereof and of the related Series Trust Estate. All Owner Trust Certificates issued under this Agreement shall be in all respects entitled to the benefits hereof and of the Unpledged Trust Estate.

     Authentication of Certificates. Concurrently with each initial pledge of Receivables under the Indenture and a related Series Supplement, the Trust shall issue Certificates of the related Series, in an aggregate principal amount equal to the initial Certificate Balance of such Series. The Owner Trustee shall cause the related Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement or, with respect to a Series, the related Series Supplement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or its authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

The Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law. The Certificate Registrar shall not register the transfer of any Certificate unless such resale or transfer is pursuant to an effective registration statement under the Securities Act or is to the Depositor or unless it shall have received (i) a representation letter substantially in the form of Exhibit D hereto or (ii) such other representations (or an Opinion of Counsel) satisfactory to the Owner Trustee to the effect that such resale or transfer is made (A) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, or (B) to a person who the transferor of the Certificate reasonably believes is a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) that is aware that such resale or other transfer is being made in reliance upon Rule 144A. Until the earlier of (i) such time as the Certificates shall be registered pursuant to a registration statement filed under the Securities Act and (ii) the date three years from the later of the date of the original authentication and delivery of the Certificates and the date any Certificate was acquired from the Seller or any affiliate of the Seller, the Certificates shall bear a legend as follows:

               THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 3.4 OF THE OWNER TRUST AGREEMENT PERTAINING TO THE HOUSEHOLD AUTO RECEIVABLES TRUST I (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
          (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE SELLER, THE MASTER SERVICER, THE TRUST NOR THE OWNER TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     The Certificate Registrar shall not register the initial placement of the Certificates unless it shall have received a Purchaser Representation Letter in the form of

Exhibit C.

     The Certificate Registrar shall provide the Trustee Collateral Agent with a list of the names and addresses of the Certificateholders on each Series Closing Date in the form which such information is provided to the Certificate Registrar by the Depositor. Upon any transfers of Certificates, the Certificate Registrar shall notify the Trust Collateral Agent of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Series in authorized denominations and aggregate principal amount, dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same Series in authorized denominations of a like aggregate principal amount upon surrender of the Certificates of the same Series, to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Notwithstanding the preceding provisions of this Section, the Owner Trustee shall not be required to make, and the Certificate Registrar shall not be required to register, transfers and exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificate.

     Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Series principal balance. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement and the rules and regulations of the Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee and the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant hereto, the Indenture or any Series Supplement (in the case of a Series Trust Certificate) and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

     Access to List of Certificateholders' Names and Addresses. The Owner Trustee or the Certificate Registrar shall furnish or cause to be furnished to the Master Servicer, the Depositor or Owner Trustee within 15 days after receipt by the Owner Trustee or the Certificate Registrar of a request therefor from such Person in writing, a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee or the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement, under the Certificates of such Series or under the related Series Supplement and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee or the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders of such Series. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Master Servicer, the Owner Trustee or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  Maintenance of Office or Agency.

The Owner Trustee or the Certificate Registrar shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders and (unless a Support Default shall have occurred and be continuing) any Series Support Provider of any change in the location of the Certificate Register or any such office or agency.

     ERISA Restrictions. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1985, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     Securities Matters. Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Trust Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

     Payments on Owner Trust Certificates. On each Distribution Date the Certificate Paying Agent shall distribute pro rata to the Holders of the Owner Trust Certificates amounts received pursuant to Section 5.5 of the Master Sale and Servicing Agreement representing Collected Funds with respect to the Unpledged Trust Estate.

     Paying Agent. Distributions to be made in respect of the Certificates pursuant to this Agreement, or any Series Supplement shall be made by the Certificate Paying Agent, by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of the Certificate or the making of any notation thereon, except as provided in Section 9.1(c) with respect to the final distribution on a Series Trust

Certificates or the Owner Trust Certificates.

                                   ARTICLE IV

                         Voting Rights and Other Actions
                         -------------------------------

     Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificate Majority shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction

     (a) the election by the Trust to file an amendment to the Certificate of Trust, which amendment shall have satisfied the Rating Agency Condition (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

     (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

     (d) except pursuant to Section 13.1(b) of the Master Sale and Servicing Agreement, the amendment, change or modification of the Master Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders.

     (e) the Depositor shall not, without the unanimous consent of the holders of the Class SV Preferred Stock of the Depositor, institute proceedings to be adjudicated insolvent, or consent to the institution of any bankruptcy or insolvency case or proceedings against it, or file or consent to a petition under any applicable federal or state law relating to bankruptcy, seeking the Depositor's liquidation or reorganization or any other relief for the Corporation as debtor, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of such action.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Trust Collateral Agent or Certificate Registrar within five Business Days thereof.

     Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power (a) to remove the Master Servicer under the Master Sale and Servicing Agreement or (b) except as expressly provided in the Indenture and the related Series Supplement and at the direction of the Certificateholders, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

     Action by Certificateholders with Respect to Bankruptcy. Until one year and one day following the date of payment in full of the Notes of each Series have been paid in full, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.13(d) hereof relating to the Trust without the prior written consent of all the Series Secured Parties and of all the Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     Restrictions on Certificateholders' Power. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement, any of the Basic Documents or any Series Related Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

     (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless there are no outstanding notes of any Series and unless the Certificate Majority previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificate Majority shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every

Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

     Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificate Majority. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Certificate Majority at the time of the delivery of such notice.

                                    ARTICLE V

                                 Certain Duties
                                 --------------

     Accounting and Records to the Noteholders, Certificate-holders, the Internal Revenue Service and Others. Subject to Sections 12.1(b)(iii) and 12.1(c) of the Master Sale and Servicing Agreement, the Holder of the Owner Trust Certificate shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, the allocations of net income under Section 2.11,
(b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed, if necessary, such tax returns relating to the Trust (including a partnership information return, Form 1065), and direct the Owner Trustee or the Master Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a branch, or if applicable, as a partnership, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with the Master Sale and Serving Agreement or any Series Supplement with respect to income or distributions to Certificateholders and the appropriate forms relating thereto. The Owner Trustee or the Master Servicer, as the case may be, shall make all elections pursuant to this Section 5.1 as directed in writing by the Depositor. The Owner Trustee shall sign all tax information returns, if any, filed pursuant to this Section
5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Depositor or the Master Servicer. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     Signature on Returns; Tax Matters Partner.

(a) Notwithstanding the provisions of Section 5.1 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

     (b) In the event that the Trust is characterized as a partnership, the Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

     Note Purchase Agreements. The Master Servicer is hereby authorized to execute and deliver on behalf of the Trust one or more Note Purchase Agreements with respect to the Notes.

                                   ARTICLE VI

                      Authority and Duties of Owner Trustee
                      -------------------------------------

     General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents and each Series Supplement and the related Series Related Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents and each Series Supplement and the related Series Related Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Holder of the Owner Trust Certificate shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Trustee to authenticate and deliver each Series of Notes (or Class of such Series). In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents and each Series Supplement and the related Series Related Documents. The Owner Trustee is further authorized from time to time to take such action as the Certificate Majority recommends with respect to the Basic Documents and each Series Supplement and the related Series Related Documents so long as such activities are consistent with the terms of the Basic Documents and each Series Supplement and the related Series Related Documents.

     General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in accordance with the provisions of this Agreement and in the interest of the Holders, subject to the Basic Documents and, with respect to Series Trust Certificates, each Series Supplement and the related Series Related Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents and, with respect to Series Trust Certificates, each Series Supplement and the related Series Related Documents to the extent the Master Servicer has agreed in the Master Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any

Basic Document and, with respect to Series Trust Certificates, each Series Supplement and the related Series Related Documents, and the Owner Trustee shall not be liable for the default or failure of the Master Servicer to carry out its obligations under the Master Sale and Servicing Agreement.

     Action upon Instruction. (a) Subject to Article IV, the Certificate Majority shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein, in any Basic Document or, with respect to Series Trust Certificates, in any Series Supplement or in any Series Related Document. The Certificate Majority shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificate Majority requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificate Majority, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificate Majority requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, the Basic Documents or any Series Related Document, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

     No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or any Series Related Document and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

     Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation or a publicly traded partnership for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          Concerning the Owner Trustee
                          ----------------------------

     Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement or the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificate Majority, the Depositor, the Master Servicer or any Certificateholder;

          (c) no provision of this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, any Series Support Provider, Trustee, Trust Collateral Agent, the Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein, in the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, any Series Support Provider, the Trustee, the Trust Collateral Agent or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement, the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document that are required to be performed by the Depositor under this Agreement, by the Trustee under the Indenture, any Series Supplement or any Series Related Document or the Trust Collateral Agent or the Master Servicer under the Master Sale and Servicing Agreement or any Series Supplement or any Series Related Document; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, at the request, order or direction of the Certificate Majority or any of the Certificateholders, unless such Certificate Majority or Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

     Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document.

     Representations and Warranties. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Depositor, the Holders and any Series Support Provider (which shall have relied on such representations and warranties in issuing any policy relating to Series Support), that:

          (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document.

     Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Master Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Master Servicer or any subservicer taken in the name of the Owner Trustee.

     Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     Payments from Owner Trust Estate All payments to be made by the Owner Trustee or the Trust Collateral Agent under this Agreement or any of the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document to which the Trust or the Owner Trustee is a party.

     Doing Business in Other Jurisdictions.

Notwithstanding anything contained to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VIII

                          Compensation of Owner Trustee
                          -----------------------------

     Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Household and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder or under the Basic Documents or, with respect to Series Trust Certificates, under any Series Supplement or under any Series Related Documents.

     Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may (in its trust or individual capacities) at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement or the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement, any series Related Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section
8.2 and the
rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld.

     Payments to the Owner Trustee. Any amounts paid to the Owner Trustee in its Trust Capacity pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment and any amounts so paid to the Owner Trustee, in its individual capacity shall not be so paid out of the Owner Trust Estate but shall be the property of the Owner Trustee in its individual capacity.

     Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Certificateholder.

                                   ARTICLE IX

                         Termination of Trust Agreement
                         ------------------------------

     Termination of Trust Agreement. (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Master Servicer at its option of the corpus of the Trust as described in Section 11.1 of the Master Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents or, with respect to Series Trust Certificates, any Series Supplement or any Series Related Document or (ii) the payment to Noteholders and Certificateholders of each Series of all amounts required to be paid to them pursuant to the Indenture and this Agreement and the payment to any Series Support Provider of all amounts payable or reimbursable to it pursuant to the related Series Supplement; provided, however, that the rights to indemnification under Section 8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Master Servicer shall promptly notify the Owner Trustee of any prospective termination pursuant to this
Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in clause (a), neither the Depositor nor any other Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of a Series Trust Estate, specifying the Distribution Date upon which the Certificateholders of such Series shall surrender their Series Trust Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders of such Series mailed within five Business Days of receipt of notice of such termination given pursuant to Section 9.1(a) hereof, stating (i) the Distribution Date upon or with respect to which final payment of the Series Trust Certificates of such Series shall be made upon presentation and surrender of the Series Trust Certificates of such Series at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates of such Series at the office of the Certificate Paying Agent therein specified and (iv) interest will cease to accrue on the Certificates of such Series. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates of such Series, the Certificate Paying Agent shall cause to be distributed to Certificateholders of such Series amounts distributable pursuant to the related Series Supplement.

     (d) In the event that all of the Certificateholders of such Series shall not surrender their Series Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders of such Series to surrender their Series Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates of such Series shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Series Trust Certificates, and the cost thereof shall be paid out of the funds and other Series Trust Estate assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Certificate Paying Agent to the Depositor and Holders shall look solely to the Depositor for payment.

     Notice of termination of the Owner Trust Certificates, specifying the Distribution Date upon which the Certificateholders of such Owner Trust Certificates shall surrender their Owner Trust Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to such Certificateholders mailed within five Business Days of receipt of notice of such termination from the Master Servicer given pursuant to Section 11.1(c) of the Master Sale and Servicing Agreement. Upon presentation and surrender of the Owner Trust Certificates, the Certificate Paying Agent shall cause to be distributed to such Certificateholders amounts representing the final Collected Funds or other proceeds of the Unpledged Trust Estate.

     In the event that all of the holders of the Owner Trust Certificates shall not surrender their Owner Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining holders of the Owner Trust Certificates to surrender their Owner Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Owner Trust Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining holders of the Owner Trust Certificates concerning surrender of their Owner Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Certificate Paying Agent to the Depositor and Holders shall look solely to the Depositor for payment.

     (e) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Certificate Paying Agent to the Depositor.

     (f) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.

                                    ARTICLE X

             Successor Owner Trustees and Additional Owner Trustees
             ------------------------------------------------------

     Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers;
(iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's or A-1 by Standard & Poors; and (v) acceptable to the Certificateholders. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor (or in the event that the

Depositor is not the sole Certificateholder, the Holders of Certificates evidencing not less than a majority of the Certificate Balance), any Series Support Provider and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to any Series Support Provider by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or any Series Support Provider may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to any Series Support Provider and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to
Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, each Series Support Provider and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner

Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Master Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies. If the Master Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

     Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Appointment of Co-Trustee or Separate Trustee . Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Master Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and any Series Support Provider to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Master Servicer and the Owner Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee, subject to the approval of the Certificate Majority (which approval shall not be unreasonably withheld), shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Master Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Master Servicer.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  Miscellaneous
                                  -------------

     Supplements and Amendments. (a) This Agreement may be amended from time to time by the parties hereto, by a written instrument signed by each of them, without the consent of any of the Securityholders; provided that an Opinion of Counsel for the Depositor (which Opinion of Counsel may, as to factual matters, rely upon Officer's Certificates of the Depositor) is addressed and delivered to the Owner Trustee, dated the date of any such amendment, to the effect that the conditions precedent to any such amendment have been satisfied and the Depositor shall have delivered to the Owner Trustee an Officer's Certificate dated the date of any such Amendment, stating that the Depositor reasonably believes that such Amendment will not have a material adverse effect on the Securityholders.

     (b) This Agreement may also be amended from time to time with the consent of the Holders of the Certificates and Notes evidencing not less than 50% of the aggregate unpaid principal amount of the Security Balance of all affected Securityholders for which the Seller has not delivered an Officer's Certificate stating that there is no material adverse effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Security without the consent of the related Securityholder, or (ii) reduce the aforesaid percentage of Securities the Holder of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or cause any material adverse tax consequences to any Certificateholders or Noteholders.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, the Noteholders or the Trustee pursuant to this section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     (c) The Owner Trustee shall not be required to enter into any amendment to this Agreement which affects its own rights, duties or immunities under this Agreement.

     No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the related Series Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the related Series Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the related Series Trust Estate.

     Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Master Servicer and, to the extent expressly provided herein, any Series Support Provider, the Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Household Auto Receivables Corporation, 1111 Town Center Drive, Las Vegas, Nevada 89134, with a copy to Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attn: Treasurer; if to any Series Support Provider, at the address of such Series Support Provider as set forth in the related Series Supplement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Assignments; Series Support Provider. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of any Series Support Provider for so long as a Support Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon any Series Support Provider shall be for the benefit of and run directly to any Series Support Provider, and any Series Support Provider shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Series Support Provider, if any, may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under any Series Support Provider) upon delivery of a written notice to the Owner Trustee.

     Covenants of the Depositor. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

     No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement, any of the Basic Documents, any Series Supplement or any Series Related Documents.

     No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the related Series Trust Estate only and do not represent interests in or obligations of the Master Servicer, the Depositor, the Owner Trustee, the Trustee, any Series Support Provider or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates, the Basic Documents, any Series Supplement or any Series Related Documents.

     Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Master Servicer. The Master Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents, any Series Supplement or any Series Related Documents. Upon written request, the Owner Trustee shall execute and deliver to the Master Servicer a limited power of attorney appointing the Master Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                   WILMINGTON TRUST COMPANY
                                   Owner Trustee

                                   By:_________________________________

                                        Name:
                                        Title:

                                   HOUSEHOLD AUTO RECEIVABLES
                                   CORPORATION
                                    Depositor

                                   By:_________________________________

                                        Name:
                                        Title:




Acknowledged and Agreed:
HOUSEHOLD FINANCE CORPORATION
Master Servicer

By:____________________________
   Name:
   Title:

NORWEST BANK MINNESOTA,
    National Association
    not in its individual capacity
    but solely as Certificate Paying Agent

By:____________________________
   Name:
   Title:



                      [Signature Page for Trust Agreement]

                                                                     Exhibit 4.1

                                                                     EXHIBIT A-1

                        [FORM OF OWNER TRUST CERTIFICATE]

NUMBER

                     HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
                             OWNER TRUST CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS OWNER TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 3.4 OF THE TRUST AGREEMENT PERTAINING TO THE HOUSEHOLD AUTO REVOLVING TRUST I (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE DEPOSITOR, THE MASTER SERVICER, THE TRUST NOR THE OWNER TRUSTEE IS OBLIGATED TO REGISTER THE OWNER TRUST CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                        ---------------------------------

                             OWNER TRUST CERTIFICATE

evidencing a beneficial ownership interest in the assets of the Trust relating to the Unpledged Trust Estate, which includes a pool of motor vehicle retail installment sale contracts sold from time to time to the Trust by Household Auto Receivables Corporation.

(This Owner Trust Certificate does not represent an interest in or obligation of Household Auto Receivables Corporation or any of its Affiliates, except to the extent described below.)

     THIS CERTIFIES THAT Household Auto Receivables Corporation is the registered owner of a nonassessable, fully-paid, beneficial ownership interest in the assets of Household Automobile Revolving Trust I (the "Trust") formed by Household Auto Receivables Corporation, a Nevada corporation (the "Depositor") and the Unpledged Trust Estate.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY
not in its individual
capacity but solely as
Owner Trustee

by                                                          Authenticating Agent
   --------------------------------------------------------
by
   -----------------------------------------------------------------------------

     Household Automobile Revolving Trust I (the "Trust"), was created pursuant to a Trust Agreement dated as of March 1, 1998 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). A summary of certain of the pertinent provisions of the Trust Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement and the Master Sale and Servicing Agreement dated as of March 1, 1998 among the Trust, the Depositor, Household Finance Corporation, as master servicer and Norwest Bank National Association, as trustee and trust collateral agent.

     This certificate is one of the duly authorized certificates of Trust of Household Automobile Revolving Trust I designated as Owner Trust Certificates.

     This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust consists of
(i) the Series Trust Estates and (ii) the Unpledged Trust Estate, which includes a pool of motor vehicle retail installment sale contracts (the "Receivables"), all monies due thereunder on or after specified Cutoff Dates, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Master Sale and Servicing Agreement and each related Transfer Agreement, all right, to and interest of, the Depositor in and to the Master Receivables Purchase Agreement dated as of March 1, 1998 between Household Automotive Finance Corporation and the Depositor and each Receivables Purchase Agreement Supplement and all proceeds of the foregoing that have not been pledged with respect to a Series.

     Pursuant to Section 3.11 of the Trust Agreement, there will be distributed on the 17th day of each month or, if such 17th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on April 17, 1998, to the Person in whose name this Owner Trust Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the "Record Date") such Owner Trust Certificateholder's fractional undivided interest in amounts, if any, representing collections with respect to the Unpledged Trust Estate to be distributed on such Distribution Date.

     It is the intent of the Depositor, the Master Servicer, and the Owner Trust Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a branch. In the event that the Certificates are held by more than one Holder, it is the intent of the Depositor, the Master Servicer, and the Owner Trust Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Depositor and any other Owner Trust Certificateholders, by acceptance of an Owner Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Owner Trust Certificates for such tax purposes as partnership interests in the Trust. Each Owner Trust Certificateholder, by its acceptance of an Owner Trust Certificate, covenants and agrees that such Owner Trust Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Owner Trust Certificates, the Trust Agreement or any of the Basic Documents.

     Distributions on this Owner Trust Certificate will be made as provided in the Trust Agreement by the Trustee or Trust Collateral Agent, if any, by wire transfer or check mailed to the Owner Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Owner Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Owner Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

     Reference is hereby made to the further provisions of this Owner Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Owner Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

     THIS OWNER TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,

AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Owner Trust Certificate to be duly executed.

                              HOUSEHOLD AUTOMOBILE
                              REVOLVING TRUST I

                              By:   WILMINGTON TRUST COMPANY not in its
                              individual capacity but solely as Owner Trustee


Dated:                        By:______________________________



                              By: ____________________________
                                  Name:
                                  Title:

                            (Reverse of Certificate)

     The Owner Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture, the Basic Documents. In addition, this Owner Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, as more specifically set forth herein and in the Master Sale and Servicing Agreement. A copy of each of the Master Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Owner Trust Certificateholder upon written request.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Owner Trust Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee and with the consent of the holders of the Owner Trust Certificates evidencing not less than a majority of the outstanding Owner Trust Certificates. Any such consent by the holder of this Owner Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Owner Trust Certificate and of any certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Owner Trust Certificates (other than the Depositor).

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Owner Trust Certificate is registrable in the Certificate Register upon surrender of this Owner Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Owner Trust Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, Owner Trust Certificates are exchangeable for new Owner Trust Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Owner Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The Owner Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Owner Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Owner Trust Certificate or of any Receivable or related document.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Owner Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                               *
                              --------------------------------------------------

                              Signature Guaranteed:
                                                                               *
                              --------------------------------------------------


* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     Exhibit 4.1

                                                                     EXHIBIT A-2


                    [FORM OF SERIES 1998-A TRUST CERTIFICATE]

NUMBER

                     HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
                            SERIES 1998-A CERTIFICATE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS SERIES 1998-A CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 3.4 OF THE TRUST AGREEMENT PERTAINING TO THE HOUSEHOLD AUTO REVOLVING TRUST I (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE DEPOSITOR, THE MASTER SERVICER, THE TRUST NOR THE OWNER TRUSTEE IS OBLIGATED TO REGISTER THE SERIES 1998-A CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     THE PRINCIPAL OF THIS SERIES 1998-A CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT AND THE SERIES 1998-A SUPPLEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS SERIES 1998-A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                            SERIES 1998-A CERTIFICATE

evidencing a beneficial ownership interest in the assets of the Trust relating to the Series

1998-A Trust Estate, which includes a pool of motor vehicle retail installment sale contracts sold to the Trust by Household Auto Receivables Corporation.

(This Series 1998-A Certificate does not represent an interest in or obligation of Household Auto Receivables Corporation or any of its Affiliates, except to the extent described below.)

     THIS CERTIFIES THAT Household Auto Receivables Corporation is the registered owner of a $_____________ nonassessable, fully-paid, beneficial ownership interest in the assets of Household Automobile Revolving Trust I (the "Trust") formed by Household Auto Receivables Corporation, a Nevada corporation (the "Depositor") and the Series 1998-A Trust Estate. The Certificates shall bear interest at the Series 1998-A Certificate Interest Rate.

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY
not in its individual
capacity but solely as
Owner Trustee


by                                                          Authenticating Agent
   --------------------------------------------------------
by
   -----------------------------------------------------------------------------

     Household Automobile Revolving Trust I (the "Trust"), was created pursuant to a Trust Agreement dated as of March 1, 1998 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee") as supplemented by a Series 1998-A Supplement dated as of March 1, 1998 (the "Series 1998-A Supplement"). A summary of certain of the pertinent provisions of the Trust Agreement and Series 1998-A Supplement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement and the Series 1998-A Supplement.

     This certificate is one of the duly authorized certificates of Trust of Household Automobile Revolving Trust I designated as Series 1998-A Certificates.

     This Series 1998-A Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and the Series 1998-A Supplement, to which Trust Agreement the holder of this Series 1998-A Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust consists of the Series 1998-A Trust Estate which includes a pool of motor vehicle retail installment sale contracts (the "Receivables"), all monies due thereunder on or after specified Cutoff Dates, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Master Sale and Servicing

Agreement and each related Transfer Agreement, all right, to and interest of, the Depositor in and to the Master Receivables Purchase Agreement dated as of March 1, 1998 between Household Automotive Finance Corporation and the Depositor and each Receivables Purchase Agreement Supplement and all proceeds of the foregoing.

     Series 1998-A Notes have been issued pursuant to an Indenture dated as of March 1, 1998 (the "Indenture"), among the Trust, Household Finance Corporation, as master servicer and Norwest Bank Minnesota, National Association, as trustee and trust collateral agent and the Series 1998-A Supplement.

     The Certificate Balance hereof shall consist from time to time of .18 times the principal balance of Receivables transferred to the Trust pursuant to
Section 1.03(a) of the Series 1998-A Supplement and 100 per cent of the principal balance of receivables transferred to the Trust pursuant to Section 1.03(b) of the Series 1998-A Supplement, less distributions in reduction of the Certificate Balance pursuant to Section 3.03(a) of the Series 1998-A Supplement. The Trust will pay interest on this Series 1998-A Certificate on the daily average of the Certificate Balance calculated over the related Interest Period in the Series 1998-A Certificate Interest Rate on each Distribution Date until the principal of this Series 1998-A Certificate is paid or made available for payment. The holder of this Certificate is entitled to additional interest in respect of interest on the Certificate's pursuant to Section 3.03(a)(viii) of the Series 1998-A Supplement.

     Under the Series 1998-A Supplement, there will be distributed on the 17th day of each month or, if such 17th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on April 17, 1998, to the Person in whose name this Series 1998-A Certificate is registered at the close of business on the Business Day preceding such Distribution Date (the "Record Date") such Series 1998-A Certificateholder's fractional undivided interest in any amount to be distributed to Series 1998-A Certificateholders on such Distribution Date.

     The holder of this Series 1998-A Certificate acknowledges and agrees that its rights to receive distributions in respect of this Series 1998-A Certificate are subordinated to the rights of the Series 1998-A Noteholders as described in the Master Sale and Servicing Agreement, the Indenture, the Trust Agreement and the Series 1998-A Supplement, as applicable.

     It is the intent of the Depositor, the Master Servicer, and the Series 1998-A Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a branch. In the event that the Series 1998-A Certificates are held by more than one Holder, it is the intent of the Depositor, the Master Servicer, and the Series 1998-A Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Depositor and any other Series 1998-A Certificateholders, by acceptance of a Series 1998-A Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Series 1998-A Certificates for such tax purposes as partnership interests in the Trust. Each Series 1998-A Certificateholder, by its acceptance of a Series 1998-A Certificate, covenants and agrees that such Series 1998-A Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 1998-A Certificates, the Series 1998-A Notes, the Trust Agreement, any of the Basic Documents or any Series Related Documents.

     Distributions on this Series 1998-A Certificate will be made as provided in
Section 3.03(a) of the Series 1998-A Supplement by the Trust Collateral Agent by wire transfer or check mailed to the Series 1998-A Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Series 1998-A Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Series 1998-A Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

     Reference is hereby made to the further provisions of this Series 1998-A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Series 1998-A Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

     THIS SERIES 1998-A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Series 1998-A Certificate to be duly executed.

                              HOUSEHOLD AUTOMOBILE
                              REVOLVING TRUST I

                              By:   WILMINGTON TRUST COMPANY not in its
                              individual capacity but solely as Owner Trustee

Dated:                        By:______________________________

                              By: ____________________________
                                  Name:
                                  Title:

                            (Reverse of Certificate)

     The Series 1998-A Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture, the Basic Documents or any Series Related Documents. In addition, this Series 1998-A Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, as more specifically set forth herein and in the Master Sale and Servicing Agreement. A copy of each of the Master Sale and Servicing Agreement, the Trust Agreement and the Series 1998-A Supplement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Series 1998-A Certificateholder upon written request.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Series 1998-A Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee and with the consent of the holders of the Series 1998-A Notes and the Series 1998-A Certificates evidencing not less than a majority of the outstanding Series 1998-A Notes and the Certificate Balance. Any such consent by the holder of this Series 1998-A Certificate shall be conclusive and binding on such holder and on all future holders of this Series 1998-A Certificate and of any certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Series 1998-A Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Series 1998-A Certificates (other than the Depositor).

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Series 1998-A Certificate is registrable in the Certificate Register upon surrender of this Series 1998-A Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Series 1998-A Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

     Except for Certificates issued to the Depositor, the Certificates are issuable only as registered Certificates without coupons in denominations of $100,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Series 1998-A Certificates are exchangeable for new Series 1998-A Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Series 1998-A Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The Series 1998-A Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Series 1998-A Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Series 1998-A Certificate or of any Receivable or related document.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Series 1998-A Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Master Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                               *
                              --------------------------------------------------
                              Signature Guaranteed:

                                                                               *
                              --------------------------------------------------

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.